MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
               MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.

                  Prospectus Supplement dated April 16, 1999


         "Directors and Officers" is revised by adding the following individuals, who are primarily responsible for the day-to-day management of each Fund's portfolio:

         RICHARD C. KILBRIDE (43)--Vice President and Portfolio Manager
(1)(2)-- First Vice President of the Investment Adviser since 1999; Managing Director of Merrill Lynch Mercury Asset Management and Hotchkis and Wiley from 1997 to 1999; Managing Director of Global Fixed Income at Merrill Lynch Global Asset Management, Ltd., from 1995 to 1997; Vice President of the Investment Adviser from 1990 to 1995.

         GILLES MARCHAND (34)--Vice President and Portfolio Manager
(1)(2)--Vice President of the Investment Adviser since 1997; Credit Analyst at the Investment Adviser from 1996 to 1997; Security Analyst at Massachusetts Mutual Insurance Company from 1990 to 1996.

         PAUL TRAVERS (39)--Vice President and Portfolio Manager
(1)(2)--Director of the Investment Adviser since 1999; Vice President of the Investment Adviser from 1998 to 1999; Head of U.S. Corporate Banking at BHF-BANK New York Branch from 1993 to 1998.

         In addition, R. Douglas Henderson has resigned as Senior Vice President and Portfolio Manager of each Fund.

Code     # 10938-1298ALL